(front cover)
                              J.P. Morgan International
                               Opportunities Portfolio

                                    Annual Report
                                  December 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

January 23, 2001

Dear Shareholder,

    It was a difficult year for U.S. investors allocating money overseas. Volatile international equity markets and global economic uncertainty pulled down investment returns. For the 12 months ended December 31, 2000, the J.P. Morgan International Opportunities Portfolio had a total return of -15.84%.

    The Portfolio's benchmark index, the MSCI All Country World Index Free ex-U.S., and peer group, as measured by the Lipper Variable Annuity International Funds Average, fared little better. The benchmark had a total return of -15.09% for the 12 months ended December 31, 2000, while the Portfolio's peer group had a total return of -14.72% for the same time period.

    The Portfolio's net asset value on December 31, 2000 was $11.35 per share, decreasing from $13.83 per share at the start of the fiscal period after paying current income dividends of approximately $0.04 and long-term capital gains of $0.25 over the same period. The Portfolio's net assets were approximately $27.8 million on December 31, 2000, an increase from $22.3 million at the beginning of the fiscal year.

    This report includes an interview with Nigel Emmett, a member of the portfolio management team for the J.P. Morgan International Opportunities Portfolio. Nigel explains the factors that influenced the Portfolio's performance during the fiscal period, and provides insight in regard to positioning the Portfolio for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call the Portfolio's distributor, Funds Distributor, Inc. at (888) 756-8645.

Sincerely yours,

/signature/                             /signature/

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                    1
Portfolio Performance                                                         2
Portfolio Manager Q&A                                                         3
Portfolio Facts & Highlights                                                  5
Financial Statements                                                          6

PORTFOLIO PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

    There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on January 3, 1995*, would have increased to $16,148 on December 31, 2000.

    Another way is to review a fund's average annual total return. This calculation takes the fund's actual return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, and ten years or since inception.

GROWTH OF $10,000 SINCE PORTFOLIO INCEPTION*
January 3, 1995-December 31, 2000

[data from line chart]

Lipper Variable Annuity International Funds Average***             $18,210
J.P. Morgan International Opportunities Portfolio                  $16,148
MSCI All Country World Index Free ex-U.S.**                        $15,226

PERFORMANCE

                                                            TOTAL RETURNS        AVERAGE ANNUAL TOTAL RETURNS
                                                            -------------     ------------------------------------
                                                                 ONE            THREE         FIVE        SINCE
                                                                 YEAR           YEARS         YEARS     INCEPTION*
AS OF DECEMBER 31, 2000
J.P. Morgan International Opportunities Portfolio              (15.84)%          6.40%         7.52%       8.31%
MSCI All Country World Index Free ex-U.S.**                    (15.09)%          8.36%         6.73%       7.25%
Lipper Variable Annuity International Funds Average***         (14.72)%         10.76%        10.15%      11.11%

AS OF SEPTEMBER 30, 2000
J.P. Morgan International Opportunities Portfolio                 5.02%          6.01%         9.76%       9.80%
MSCI All Country World Index Free ex-U.S.**                       4.91%          6.73%         8.44%       8.42%
Lipper Variable Annuity International Funds Average***           13.31%          9.88%        12.13%      12.42%

* 1/3/95 - commencement of operations. For purposes of comparison, since inception returns are calculated from 12/31/94, the nearest date when data for the Portfolio, it's benchmark, and it's Lipper category average were all available.

** MSCI All Country World Index Free ex-U.S. is an unmanaged index that measures developed and emerging foreign stock market performance. The Index does not include fees or operating expenses, and is not available for actual investment.

*** Describes the average total return for all funds in the indicated Lipper category, as defined by Lipper, Inc., and does not take into account applicable sales charges. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

  Past performance is no guarantee of future results. Portfolio returns are net of fees and assume the reinvestment of distributions and reflect the reimbursement of portfolio expenses as described in the prospectus. Portfolio returns do not reflect any separate account expenses imposed on the variable contracts. These expenses may include a sales charge, premium tax charge, DAC tax sales charge, cost of insurance, mortality expenses, or surrender and other charges.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Nigel F. Emmett]

    The following is an interview with Nigel F. Emmett, vice president and portfolio manager with J.P. Morgan Investment Management's International Equity Group since joining Morgan in 1997. Nigel earned a B.A. degree in economics from Manchester University, and is the holder of a CFA designation. This interview was conducted on January 23, 2001, and reflects Nigel's views on that date.

FROM AN INTERNATIONAL PERSPECTIVE, WHAT DROVE EQUITY MARKETS DURING THIS REPORTING PERIOD?

    The first part of this period was dominated by a global bull market in 'new economy' growth companies, primarily in the technology-media-telecommunications
(TMT) sectors. During the second half, these sectors suffered a collective reversal, as investors found their valuations to be excessive in light of what was expected to be a slowing global economy next year. In search of more reasonable valuations and more stable prospects, investor sentiment subsequently shifted towards 'value' stocks, many of which had been beaten down during the tech run-up of late last year and early 2000.

    Also, during the latter part of this reporting period, hard evidence began to surface that the U.S. economy was slowing--perhaps faster than desired. This, in turn, fueled speculation about a possible hard landing for the U.S. economy next year, and the consequent impact on the global economy. (Editor's note: On Jan. 3, 2001, the Federal Reserve cut interest rates by 50 basis points, a surprisingly deep initial cut that sharply reduces the possibility of a hard landing for the U.S. economy over the near term). Uncertainty in this regard helped to destabilize all international markets, but it had the greatest impact on emerging markets, which had a very poor year, underperforming the developed international markets.

WHICH STOCKS IN THE PORTFOLIO OUTPERFORMED DURING THIS VOLATILE PERIOD?

    Among our more attractive holdings during this reporting period was Schering, the German pharmaceutical company. This stock was helped by the company's higher-than-expected sales, both from its acquisitions and from new products going to market earlier than expected.

    Another stock that performed strongly over the period was Mannesmann, the German telecom. Vodafone's successful acquisition of this company earlier in the period helped to boost Mannesmann's share price. However, even before the Vodafone deal, we had invested in it as a potentially strong performer in its own right. So, the acquisition by Vodafone was more or less icing on the cake, serving to realize the value of this investment even more quickly than we had anticipated.

    Philips Electronics was another stand-out performer over the period. It was helped by a broad range of profitable product lines, from semi-conductors to consumer electronics. These businesses, which performed very well in calendar 1999, continued to do well in 2000, helping the company to outperform many of its peers. Overall, we've seen relatively good top-line sales growth at Philips, and the company continues to be one of our favorite stocks in Europe.

    Two telecom stocks in the benchmark that helped our performance, conversely because we consciously decided not to own them, were Deutsche Telecom and British Telecom. Both of these underperformed other stocks in the telecommunications sector, and so not holding them proved to be beneficial.

WHICH STOCKS UNDERPERFORMED YOUR EXPECTATIONS?

    Skandia, a Scandinavian financial services company, was hurt by slower-than-expected sales of annuities and other mutual fund-related products. When the U.S. market began to slow, its sales also slowed, and investors became concerned that the company would miss its full-year earnings estimate.

    While we were helped by Mannesmann early in the period, our subsequent investment in Vodafone detracted from performance in the latter half of the year. The company was hurt by the general pullback from new economy stocks, and by investor concerns about the very high prices being paid for 3G cellular licenses in Europe, particularly in Germany. These licenses will enable cellular providers to greatly

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

expand their data transmission services, including the potential for video transmission and much improved access to the Internet. For our part, we think Vodafone remains a very attractive long-term investment, as it has the best collection of mobile assets around the world and is thus destined to be a dominant player in the global mobile telephone sector going forward.

    A stock that hurt at the end of the period, but that we still like, is Vivendi, a French company with broad exposure to the media, services, Internet and mobile telephone industries. During this period, Vivendi acquired Seagram's, the Canadian company that owns Universal Studios and has substantial assets in music and beverages. Although Seagram's will provide Vivendi with quality content for its media and Internet delivery businesses, many investors thought Vivendi had paid too much for it. We didn't, but the market disagreed and punished the company's stock. We continue to think that it's a well managed company and elected to keep it in the portfolio, with the expectation that its value will be realized once investors have had more time to digest the deal.

ADDRESSING THE ISSUE OF MARKET VOLATILITY, HOW IS THE PORTFOLIO GEARED TO MANAGE IT?

    By what we do, as well as by what we don't do. Basically, we continue to focus on the best stocks in each international sector, regardless of where these companies happen to be located. Our long-term experience strongly suggests that if you buy well-managed companies, with strong franchises and good balance sheets, your investments in them will appreciate over time.

    On the other hand, we don't try to play short-term market sentiment, which can be quite painful if you're on the wrong side of it. For example, investors that made and kept big sector bets on new economy stocks earlier in the period achieved tremendous returns, only to give them up later in the period when stocks corrected sharply and 'value' stocks came into vogue. In other words, we don't try to manage volatility by seeking to anticipate which direction the market will take. Rather, we stick with attractively priced, well-managed companies.

WHAT IS YOUR OUTLOOK OVER THE NEAR TERM, AND HOW ARE YOU POSITIONING THE PORTFOLIO IN LIGHT OF IT?

    The risk of a hard landing in the U.S. is less likely now in light of the Fed's Jan. 3, 2001 interest rate cut. Even so, we believe that growth will slow globally in 2001, but that growth will be better in the non-U.S. markets than in the U.S. In particular, we like Europe, which is only now beginning to receive the benefits of numerous corporate restructurings, the like of which has helped to improve the fortunes of many U.S. companies in recent years.

    International markets in general are more attractively priced than the U.S. market. In particular, we like some of the European and Asian names, and so are overweight in continental Europe and the developed Far East (Australia, Singapore, Hong Kong, and New Zealand). We're very light in emerging markets, relative to the benchmark, as we can't find that many stocks that we like. There appears to be better opportunities elsewhere. We are still underweight in Japan, although on a case-by-case basis, we are finding some Japanese companies that are coming to grips with their problems and are otherwise satisfying our bottom-up investment criteria. Overall, country positions continue to reflect individual stock opportunities.

FINALLY, IF NEW INVESTORS WERE TO ASK YOU WHY THEY SHOULD BE IN THIS PORTFOLIO AT THE PRESENT TIME, WHAT WOULD YOU SAY?

    I would say that now is an excellent time to consider investing in overseas markets, as valuations are attractive, particularly relative to the U.S., and their near-term growth potential is greater than that of the U.S.

    Why this portfolio? Because we possess the analytical resources needed to monitor all global markets and identify the best companies within each sector, wherever they may be. I would add that we also offer the experience, the insights, and the discipline needed to realize the investment potential of a long-term, international investment program and, as such, deserve serious consideration by anyone who seeks the diversification and return that can be achieved in international markets.

PORTFOLIO FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, economic, and currency risks.

--------------------------------------------------------------------------------
    Inception Date: 1/3/1995
--------------------------------------------------------------------------------
    Net Assets as of 12/31/2000: $27,779,750
--------------------------------------------------------------------------------
    Income Payable Dates
      (if applicable): 4/20/2001, 12/21/2001
--------------------------------------------------------------------------------
    Capital Gain Payable Dates
      (if applicable): 4/20/2001, 12/21/2001

EXPENSE RATIOS

    The Portfolio's current expense ratio of 1.20% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Portfolio is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping fund shares, or for wiring redemption proceeds from the Portfolio.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of December 31, 2000

PORTFOLIO ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

Europe/Africa                  62.7%
Japan                          16.9%
Asia Pacific                   15.4%
Short-Term Investments          3.6%
Latin America                   1.4%

LARGEST EQUITY                                                   % OF TOTAL
HOLDINGS                               COUNTRY                   INVESTMENTS
--------------------------------------------------------------------------------
Vodafone Group Plc                     United Kingdom                3.9%
Total Fina Elf S.A.,
  B Shares                             France                        3.3%
Koninklijke (Royal) Philips
  Electronics NV                       Netherlands                   3.2%
Nestle S.A.                            Switzerland                   2.9%
Zurich Financial
  Services AG                          Switzerland                   2.6%
Roche Holding AG                       Switzerland                   2.5%
Alcatel S.A.                           France                        2.4%
BNP Paribas S.A.                       France                        2.2%
Vivendi Universal                      France                        2.2%
Invensys Plc                           United Kingdom                2.2%

Distributed by Funds Distributor, Inc. J.P. Morgan Investment Management Inc. serves as investment advisor. Shares of the portfolio presently are offered only to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and qualified pension and retirement plans outside the separate account context.

Shares of the Portfolio and investments in variable contracts are not bank deposits and are not guaranteed by any bank, government entity, or the FDIC. Shares of the Portfolio are subject to investment risk, including possible loss of the principal invested.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein and other Portfolio data presented are based on current market conditions and are subject to change without notice. The Portfolio invests in foreign securities which involve special risks including economic and political instability and currency fluctuations; prospective investors should refer to Portfolio's prospectus for discussion of these risks.

Call Funds Distributor, Inc. at (888) 756-8645 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read the prospectus carefully before investing.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2000

SHARES                                                                            VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS - 94.9%
AUSTRALIA - 5.7%
                15,600  AMP Ltd.(s)                                          $   175,278
                20,700  Commonwealth Bank of Australia(s)                        355,455
                10,900  News Corp. Ltd.(s)                                        84,792
               121,000  Santos Ltd.(s)                                           404,745
               106,007  Southern Pacific Petroleum(s)(+)                         104,847
               104,900  WMC Ltd.(s)                                              446,307
                                                                     ------------------------
                                                                               1,571,424
                                                                     ------------------------
DENMARK - 1.6%
                 2,395  Novo Nordisk A/S Cl B(s)                                 429,298
                                                                     ------------------------
FINLAND - 1.7%
                 3,900  Sampo Insurance Co. Ltd., A Shares(s)(+)                 210,544
                21,400  Stora Enso Oyj R Shares(s)                               252,885
                                                                     ------------------------
                                                                                 463,429
                                                                     ------------------------
FRANCE - 13.5%
                 1,860  Alcatel Optronics(s)(+)                                   82,094
                11,350  Alcatel S.A.(s)                                          644,706
                 7,000  BNP Paribas S.A.(s)                                      614,497
                    63  Cie Generale D'Optique Essilor
                           International S.A.(s)                                  20,554
                   500  Compagnie de Saint-Gobain S.A.(s)                         78,537
                18,000  Rhodia S.A.(s)                                           278,847
                 2,910  Sidel S.A.(s)                                            132,235
                 1,970  Suez Lyonnaise des Eaux S.A.(s)(+)                       359,746
                   450  Total Fina Elf S.A.(s)(+)                                      4
                 6,000  Total Fina Elf S.A., B Shares(s)(+)                      892,310
                 9,150  Vivendi Universal(s)                                     602,211
                                                                     ------------------------
                                                                               3,705,741
                                                                     ------------------------
GERMANY - 2.2%
                11,200  Commerzbank AG(s)                                        324,822
                 4,000  Dresdner Bank AG(s)                                      174,444
                 2,200  Merck KGaA(s)                                             97,080
                                                                     ------------------------
                                                                                 596,346
                                                                     ------------------------
HONG KONG - 2.8%
                33,500  DAO Heng Bank Group Ltd.(s)                              190,265
               143,300  Hong Kong Electric Holdings Ltd.(s)                      529,114
               164,500  Sunevision Holdings Ltd.(s)(+)                            59,579
                                                                     ------------------------
                                                                                 778,958
                                                                     ------------------------
INDIA - 1.1%
                18,800  Reliance Industries Ltd. GDR(s)                          300,800
                                                                     ------------------------
IRELAND - 0.6%
                10,066  Trintech Group Plc(s)(+)                                 115,299
                 4,200  Trintech Group Plc ADR(s)(+)                              46,200
                                                                     ------------------------
                                                                                 161,499
                                                                     ------------------------

SHARES                                                                            VALUE
-------------------------------------------------------------------------------------------

ITALY - 0.7%
                38,000  Unicredito Italiano SPA(s)                           $   198,723
                                                                     ------------------------
JAPAN - 16.9%
                55,000  Chuo Mitsui Trust & Banking Co.(s)                       169,527
                38,000  Hitachi, Ltd.(s)                                         338,739
                   100  Macnica Inc.(s)                                            7,618
                22,000  Matsushita Electric Industrial Co. Ltd.(s)               525,919
               110,000  Mitsubishi Chemical Corp.(s)                             289,930
                50,000  Mitsubishi Corp.(s)                                      368,651
                55,000  Nippon Yusen Kabushiki Kaisha(s)                         227,320
                 6,500  Promise Co., Ltd.(s)                                     461,033
                18,000  Ricoh Co., Ltd.(s)                                       332,574
                 2,400  Rohm Co. Ltd.(s)                                         456,042
                 9,000  Takeda Chemical Industries Ltd.(s)                       532,750
                33,000  Tokio Marine & Fire Insurance Co., Ltd.(s)               378,257
                24,000  Tostem Corp.(s)                                          298,214
                    49  West Japan Railway Co.(s)                                216,681
                                                                     ------------------------
                                                                               4,603,255
                                                                     ------------------------
MEXICO - 0.8%
                85,500  Consorcio ARA S.A. de C.V.(s)(+)                          98,772
                10,800  TV Azteca S.A. de C.V. ADR(s)                            107,325
                                                                     ------------------------
                                                                                 206,097
                                                                     ------------------------
NETHERLANDS - 5.6%
                 4,540  Akzo Nobel NV(s)                                         243,816
                 7,550  Heineken Holding NV(s)                                   318,984
                24,052  Koninklijke (Royal) Philips Electronics NV(s)            881,147
                10,100  Laurus NV(s)                                              95,775
                                                                     ------------------------
                                                                               1,539,722
                                                                     ------------------------
PHILIPPINES - 0.5%
               115,100  ABS-CBN Broadcasting Corp. PDR(s)                        112,798
                72,700  First Philippine Holdings Corp.(s)(+)                     30,171
                                                                     ------------------------
                                                                                 142,969
                                                                     ------------------------
RUSSIAN FEDERATION - 1.1%
                 7,900  OAO Lukoil Holding ADR(s)                                292,300
                                                                     ------------------------
SINGAPORE - 2.9%
                29,000  DBS Group Holdings Ltd.(s)                               327,797
               158,400  Neptune Orient Lines Ltd.(s)(+)                          124,235
                23,000  Singapore Press Holdings Ltd.(s)                         339,562
                                                                     ------------------------
                                                                                 791,594
                                                                     ------------------------
SOUTH AFRICA - 1.4%
                54,600  South African Breweries Plc(s)                           383,715
                                                                     ------------------------
SOUTH KOREA - 0.9%
                25,000  Hyundai Motor Co. Ltd. GDR(s)                            137,500
                12,700  LG Chemical Ltd. GDR(s)                                  114,618
                                                                     ------------------------
                                                                                 252,118
                                                                     ------------------------

6   The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTM
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

SHARES/PRINCIPAL AMOUNT                                                          VALUE
-------------------------------------------------------------------------------------------
SPAIN - 6.1%
                 3,920  Acerinox S.A.(s)                                $        119,613
                31,600  Banco Bilbao Vizcaya Argentaria S.A.(s)                  470,248
                17,040  Endesa S.A.(s)                                           290,373
                19,250  Repsol YPF S.A.(s)                                       307,610
                29,400  Telefonica S.A.(s)(+)                                    485,814
                                                                     ------------------------
                                                                               1,673,658
                                                                     ------------------------
SWEDEN - 1.8%
                20,900  Skandia Forsakrings AB(s)                                340,008
                14,600  Skandinaviska Enskilda Banken Cl A(s)                    160,924
                                                                     ------------------------
                                                                                 500,932
                                                                     ------------------------
SWITZERLAND - 12.5%
                   310  Barry Callebaut AG(s)                                     45,912
                   175  Compagnie Financiere Richemont AG
                           A Units(s)                                            468,143
                   342  Nestle S.A.(s)(+)                                        797,753
                    66  Roche Holding AG(s)(+)                                   672,422
                   128  Swiss Re(s)(+)                                           306,868
                   218  Syngenta AG(s)(+)                                         11,704
                 2,420  UBS AG(s)                                                394,995
                 1,192  Zurich Financial Services AG(s)(+)                       718,658
                                                                     ------------------------
                                                                               3,416,455
                                                                     ------------------------
UNITED KINGDOM - 13.9%
                22,300  BBA Group Plc(s)                                         121,576
                31,300  British Airways Plc(s)                                   182,564
                14,100  British American Tobacco Plc(s)                          107,356
                11,100  Cable & Wireless Plc(s)                                  149,713
                14,200  Glaxosmithkline Plc(s)(+)                                400,866
               256,000  Invensys Plc(s)                                          598,417
                 8,500  Railtrack Group Plc(s)                                   117,438
                61,100  Royal & Sun Alliance Insurance Group Plc(s)              522,932
                 5,600  Stolt Nielson ADR(s)                                      84,700
               116,700  Tesco Plc(s)                                             475,428
               288,998  Vodafone Group Plc(s)                                  1,059,731
                                                                     ------------------------
                                                                               3,820,721
                                                                     ------------------------
VENEZUELA - 0.6%
                 9,200  Compania Anonima Nacional Telefonos de
                           Venezuela ADR(s)                                      174,225
                                                                     ------------------------
TOTAL COMMON STOCKS                                                           26,003,979
                                                                     ------------------------
   (Cost $26,900,057)

CONVERTIBLE BONDS - 0.1%
HONG KONG - 0.1%
               $26,000  China Mobile (Hong Kong) Ltd., 2.25%,
                           11/3/05                                                26,065
                                                                     ------------------------
   (Cost $26,000)

SHARES/PRINCIPAL AMOUNT                                                          VALUE
-------------------------------------------------------------------------------------------

PREFERRED STOCKS - 1.4%
AUSTRALIA - 1.4%
                52,600  News Corp. Ltd.(s)                                  $    374,107
                                                                     ------------------------
   (Cost $474,995


SHORT-TERM INVESTMENTS - 3.6%
INVESTMENT COMPANIES - 3.5%
               951,206  Hamilton Money Fund                                      951,206
                                                                     ------------------------

U.S. TREASURY SECURITIES - 0.1%
           $   40,000  U.S. Treasury Bills, 5.84%, 3/22/01(s)(y)                  39,500
                                                                     ------------------------
TOTAL SHORT-TERM INVESTMENTS                                                     990,706
                                                                     ------------------------
   (Cost $990,743)
TOTAL INVESTMENT SECURITIES - 100.0%                                         $27,394,857
                                                                     ========================
   (Cost $28,391,795)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                               UNREALIZED
CONTRACTS                  SETTLEMENT       CONTRACTUAL       VALUE AT         APPRECIATION
TO BUY                        DATE             VALUE          12/31/00         (DEPRECIATION)
--------------------------------------------------------------------------------------------
   263,712   AUD   for      2/16/01         $ 138,797       $  134,860         $  (3,937)
   160,000   EUR
   359,976   CAD   for      2/16/01           237,874          233,422            (4,452)
   439,531   AUD
   572,610   CHF   for      2/16/01           342,383          350,428              8,045
   231,920   GBP
   426,401   CHF   for      2/16/01           252,934          258,610              5,676
   172,912   GBP
   300,000   CHF   for      2/16/01           177,955          185,767              7,812
 1,378,920   HKD
   169,882   EUR   for      2/16/01           143,194          143,460                266
   257,541   CHF
   240,000   EUR   for      2/16/01           205,482          215,793             10,311
   144,136   GBP
   218,341   EUR   for      2/16/01           184,845          213,829             28,984
20,000,000   JPY
   306,122   EUR   for      2/16/01           273,234          296,588             23,354
30,000,000   JPY
   973,036   HKD   for      2/16/01           124,879          116,825            (8,054)
   141,243   EUR
 2,708,553   HKD   for      2/16/01           347,839          328,433           (19,406)
   245,407   GBP
   278,671   SGD   for      2/16/01           160,181          167,959              7,778
17,416,944   JPY
 1,496,256   CAD            2/16/01           971,594          997,098              25,504
   838,838   EUR            2/16/01           723,078          789,212              66,134
   380,000   EUR            2/16/01           327,989          357,519              29,530
   170,000   EUR            2/16/01           144,961          159,943              14,982
   560,000   EUR            2/16/01           475,387          526,871              51,484

The Accompanying Notes are an Integral Part of the Financial Statements.   7

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

                                                                           UNREALIZED
CONTRACTS             SETTLEMENT       CONTRACTUAL       VALUE AT         APPRECIATION
TO BUY                   DATE             VALUE          12/31/00         (DEPRECIATION)
-----------------------------------------------------------------------------------------
    200,000  EUR       2/16/01       $    177,422       $  188,168          $  10,746
    380,000  EUR       2/16/01            336,950          357,520             20,570
    320,000  EUR       2/16/01            281,254          301,068             19,814
    120,000  EUR       2/16/01            111,927          112,900                973
  1,519,365  GBP       2/16/01          2,181,352        2,271,513             90,161
    312,000  GBP       2/16/01            452,681          466,453             13,772
  2,000,000  HKD       2/16/01            256,641          256,586               (55)
142,989,258  JPY       2/16/01          1,345,148        1,261,441           (83,707)
  7,570,314  JPY       2/16/01             69,000           66,785            (2,215)
  7,780,393  JPY       2/16/01             71,000           68,638            (2,362)
 13,128,000  JPY       2/16/01            120,000          115,814            (4,186)
 13,096,560  JPY       2/16/01            120,000          115,537            (4,463)
 33,374,100  JPY       2/16/01            300,000          294,424            (5,576)
  5,023,845  JPY       2/16/01             45,000           44,320              (680)
  5,004,630  JPY       2/16/01             45,000           44,150              (850)
 15,573,628  JPY       2/16/01            140,000          137,389            (2,611)
 14,508,650  JPY       2/16/01            130,000          127,994            (2,006)
 20,037,600  JPY       2/16/01            180,000          176,770            (3,230)
  2,180,046  SEK       2/16/01            213,730          231,765             18,035
    784,823  SEK       2/16/01             80,660           83,436              2,776
                                 ---------------------------------------------------------
                                      $11,890,371      $12,199,288           $308,917
                                 =========================================================

                                                                           UNREALIZED
CONTRACTS             SETTLEMENT       CONTRACTUAL       VALUE AT         APPRECIATION
TO SELL                  DATE             VALUE          12/31/00         (DEPRECIATION)
-----------------------------------------------------------------------------------------
 1,437,904  AUD       2/16/01         $   749,148       $  799,338        $   (50,190)
   476,282  AUD       2/16/01             259,798          264,768             (4,970)
   671,384  AUD       2/16/01             369,570          373,226             (3,656)
 3,388,646  CHF       2/16/01           1,930,853        2,099,517           (168,664)
   530,771  CHF       2/16/01             313,695          328,852            (15,157)
 2,768,971  DKK       2/16/01             323,100          348,840            (25,740)
   270,000  EUR       2/16/01             228,566          254,027            (25,461)
   200,000  EUR       2/16/01             178,388          188,168             (9,780)
   530,000  EUR       2/16/01             472,257          498,642            (26,385)
   310,000  EUR       2/16/01             272,025          291,660            (19,635)
   200,000  GBP       2/16/01             283,480          299,008            (15,528)
   166,458  GBP       2/16/01             242,663          248,862             (6,199)
 4,905,563  HKD       2/16/01             630,130          629,348                 782
 1,162,331  HKD       2/16/01             149,151          149,119                  32
41,665,906  JPY       2/16/01             387,000          367,485              19,515
20,950,922  JPY       2/16/01             193,000          184,828               8,172
22,798,440  JPY       2/16/01             210,000          201,126               8,874
24,063,024  JPY       2/16/01             222,000          212,282               9,718
32,390,812  JPY       2/16/01             298,000          285,749              12,251
 7,390,104  JPY       2/16/01              68,000           65,195               2,805
11,094,030  JPY       2/16/01             102,000           97,871               4,129
13,137,480  JPY       2/16/01             120,000          115,898               4,102
 2,052,216  SEK       2/16/01             205,222          218,175            (12,953)
   994,245  SGD       2/16/01             575,873          575,948                (75)
   250,465  SGD       2/16/01             145,450          145,090                 360
                                ----------------------------------------------------------
                                       $8,929,369       $9,243,022          $(313,653)
                                ==========================================================

FUTURES CONTRACTS

                                   EXPIRATION       UNDERLYING FACE         UNREALIZED
PURCHASED                            DATE          AMOUNT AT VALUE         DEPRECIATION
----------------------------------------------------------------------------------------
 7  D.J. EURO STOXX 50 Index      March 2001             $316,252           $   (381)
 2  FTSE 100 Index                March 2001              185,243             (2,191)
 1  TOPIX Index                   March 2001              112,303             (4,971)
                                                 -----------------------------------------
                                                         $613,798            $(7,543)
                                                 =========================================

                                % OF TOTAL
MARKET SECTORS                 INVESTMENTS
INDUSTRIAL CYCLICAL              20.1%
FINANCE                          14.0%
INSURANCE                         9.7%
PHARMACEUTICALS                   7.9%
ENERGY                            7.3%
TELECOMMUNICATIONS                6.9%
CONSUMER CYCLICAL                 6.3%
CONSUMER STABLE                   6.0%
SEMICONDUCTORS                    5.1%
RETAIL                            3.8%
CONSUMER SERVICES                 3.8%
SHORT-TERM INVESTMENTS            3.6%
UTILITIES                         3.0%
SOFTWARE & SERVICES               2.5%

ADR - American Depositary Receipt
AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
GDR - Global Depositary Receipt
HKD - Hong Kong Dollar
JPY - Japanese Yen
PDR - Philippine Depositary Receipt
SEK - Swedish Krona
SGD - Singapore Dollar
(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(y) Yield to maturity
 (+)  Non-income producing security


8    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

DECEMBER 31, 2000

ASSETS
Investments at Value (Cost $28,391,795)                               $27,394,857
Foreign Currency at Value (Cost $635,772)                                 645,121
Unrealized Appreciation of Forward Foreign Currency Contracts             527,447
Foreign Tax Reclaim Receivable                                             46,355
Receivable for Expense Reimbursement                                       26,918
Dividend and Interest Receivable                                           23,264
Variation Margin Receivable                                                 1,299
Prepaid Trustees' Fees and Expenses                                           792
Prepaid Expenses and Other Assets                                             866
                                                                   ----------------
TOTAL ASSETS                                                           28,666,919
                                                                   ----------------
LIABILITIES
Unrealized Depreciation of Forward Foreign Currency Contracts             532,183
Due to Custodian                                                          215,828
Payable for Investments Purchased                                          39,515
Advisory Fee Payable                                                       13,574
Administration Fee Payable                                                  1,357
Accrued Expenses and Other Liabilities                                     84,712
                                                                   ----------------
TOTAL LIABILITIES                                                         887,169
                                                                   ----------------
NET ASSETS
Applicable to 2,448,431 Shares of Beneficial Interest Outstanding
  (no par value, unlimited shares authorized)                          $27,779,750
                                                                   ================
Net Asset Value, Offering and Redemption Price per Share                   $11.35
                                                                   ================
ANALYSIS OF NET ASSETS
Paid-in Capital                                                        $28,515,229
Distributions in Excess of Net Investment Income                        (106,412)
Undistributed Net Realized Gain on Investment, Futures
  and Foreign Currency Transactions                                       370,612
Net Unrealized Depreciation on Investments, Futures
  and Foreign Currency Contracts and Translations                       (999,679)
                                                                   ----------------
NET ASSETS                                                             $27,779,750
                                                                   ================

The Accompanying Notes are an Integral Part of the Financial Statements.   9

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
INCOME
Dividend Income (Net of Foreign Withholding Tax of $41,123)         $  365,222
Interest Income                                                        109,566
                                                                   -------------
    Investment Income                                                  474,788
                                                                   -------------
EXPENSES
Advisory Fee                                                           153,940
Custodian Fees and Expenses                                            146,876
Financial and Fund Accounting Services Fee                              42,816
Professional Fees and Expenses                                          34,070
Trustees' Fees and Expenses                                             16,665
Transfer Agent Fee                                                      16,430
Administrative Services Fee                                             15,394
Printing Expenses                                                       12,823
Administration Fee                                                         161
Miscellaneous                                                            5,395
                                                                   -------------
    Total Expenses                                                     444,570
Less: Reimbursement of Expenses                                      (136,665)
                                                                   -------------
    Net Expenses                                                       307,905
                                                                   -------------
NET INVESTMENT INCOME                                                  166,883
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON
Investment Transactions                                              1,144,137
Futures Contracts                                                     (14,348)
Foreign Currency Transactions                                        (360,608)
                                                                   -------------
    Net Realized Gain                                                  769,181
                                                                   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
Investments                                                         (5,006,986)
Futures Contracts                                                    (131,247)
Foreign Currency Contracts and Translations                              4,468
                                                                   -------------
    Net Change in Unrealized Appreciation (Depreciation)            (5,133,765)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(4,197,701)
                                                                   =============

10    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED DECEMBER 31

INCREASE IN NET ASSETS                                               2000                 1999
FROM OPERATIONS
Net Investment Income                                         $      166,883         $      117,772
Net Realized Gain on Investment, Futures and Foreign
  Currency Transactions                                              769,181              1,305,710
Net Change in Unrealized Appreciation (Depreciation)
  on Investments, Futures and
  Foreign Currency Contracts and Translations                     (5,133,765)             3,633,949
                                                             -------------------   ------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                                   (4,197,701)             5,057,431
                                                             -------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                (67,137)             (142,033)
Net Realized Gain                                                   (592,900)             (601,784)
                                                             -------------------   ------------------
    Total Distributions to Shareholders                             (660,037)             (743,817)
                                                             -------------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                  46,972,955             36,812,761
Reinvestment of Distributions                                        660,037                743,825
Cost of Shares of Beneficial Interest Redeemed                   (37,299,770)          (29,353,544)
                                                             -------------------   ------------------
    Net Increase from Transactions in Shares
      of Beneficial Interest                                      10,333,222              8,203,042
                                                             -------------------   ------------------
    Total Increase in Net Assets                                   5,475,484             12,516,656
                                                             -------------------   ------------------
NET ASSETS
Beginning of Year                                                 22,304,266              9,787,610
                                                             -------------------   ------------------
End of Year                                                      $27,779,750            $22,304,266
                                                             ===================   ==================
Undistributed Net Investment Income                                        -                   $317
                                                             ===================   ==================
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                 3,693,325              3,059,271
Shares of Beneficial Interest Reinvested                              58,720                 57,413
Shares of Beneficial Interest Redeemed                            (2,916,749)           (2,433,600)
                                                             -------------------   ------------------
    Net Increase in Shares of Beneficial Interest                    835,296                683,084
                                                             ===================   ==================

The Accompanying Notes are an Integral Part of the Financial Statements.    11

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH YEAR IS AS FOLLOWS:

                                                                          FOR THE YEAR ENDED DECEMBER 31
                                                        ---------------------------------------------------------------
                                                              2000        1999        1998         1997         1996
                                                        ----------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR                 $13.83      $10.52       $10.60       $11.73       $10.86
                                                        ----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                 (0.01)        0.11         0.14         0.15        0.20
Net Realized and Unrealized Gain (Loss) on Investments,
Futures Contracts, Foreign Currency Contracts
  and Translations                                           (2.18)       3.71         0.40         0.44         1.23
                                                        ----------------------------------------------------------------
    Total From Investment Operations                         (2.19)       3.82         0.54         0.59         1.43
                                                        ----------------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.04)      (0.11)       (0.16)       (0.41)       (0.09)
Net Realized Gain                                            (0.25)      (0.40)          -         (1.31)       (0.47)
In Excess of Net Realized Gain                                   -          -         (0.46)         -             -
                                                        ----------------------------------------------------------------
    Total Distributions to Shareholders                      (0.29)      (0.51)       (0.62)       (1.72)       (0.56)
                                                        ----------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF YEAR                      $11.35       $13.83       $10.52       $10.60       $11.73
                                                        ================================================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                               (15.84)%      36.66%        4.73%        5.43%       13.12%
Net Assets, End of Year (in thousands)                      $27,780      $22,304       $9,788       $6,780     $6,250
Ratios to Average Net Assets
Net Expenses                                                  1.20%       1.20%        1.20%        1.20%        1.20%
    Net Investment Income                                     0.65%       0.85%        0.44%        0.88%        1.25%
    Expenses Without Reimbursement                            1.73%       1.98%        3.26%        4.25%        3.18%
Portfolio Turnover                                             88%          66%        127%         149%          71%

12    The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENT
--------------------------------------------------------------------------------
DECEMBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Organization--The J.P. Morgan International Opportunities Portfolio (the "Portfolio") is one of four Portfolios comprising the J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a no-load diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies. The investment objective of the Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    Security Valuations--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

    Security Transactions--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the first in first out basis, which is also used for federal income tax purposes.

    Investment Income--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    Futures Contracts--The Portfolio may enter into futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Portfolio. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Portfolio will recognize a gain or loss when the contract is closed or expires.

    Foreign Currency Transactions--All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

    Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    Forward Foreign Currency Exchange Contracts--The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency, to manage the Portfolio's exposure to foreign currency exchange fluctuations or to adjust the Portfolio's exposure to the benchmark. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    Income Tax Status--It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENT
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

    Foreign Taxes--The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

    Distributions to Shareholders--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid semi-annually. Distributions from net realized gains, if any, are paid semi-annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    Advisory--The Trust, on behalf of the Portfolio, has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan Chase & Co. Under the terms of the agreement, the Portfolio pays JPMIM at an annual rate of 0.60% of the Portfolio's average daily net assets.

    Administrative Services--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee on the following: if total expenses of the Portfolio, excluding the advisory fees, exceed the expense limit of 0.60% of the average daily net assets of the Portfolio, Morgan will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, Morgan's fee would be limited to the difference between such expenses and the fees calculated under the Services Agreement.

    Administration--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Portfolio. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    Trustees--Each Trustee receives an aggregate annual fee of $20,000 for serving on the board of the Trust. The Trustees' Fees and Expenses shown in the financial statements represent the Portfolio's allocated portion of the total Trustees' fees and expenses.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of December 31, 2000, accumulated net unrealized depreciation was $1,080,702, based on the aggregate cost of investments for federal income tax purposes of $28,475,559, which consisted of unrealized appreciation of $1,607,113 and unrealized depreciation of $2,687,815.

    The Portfolio elected to treat net capital losses of approximately $429,253 incurred in the two months ended December 31, 2000 as having been incurred in the current fiscal year.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital. During the year ended December 31, 2000, the following reclassifications were made: undistributed net investment income was decreased by $206,475 and accumulated net realized gain on investments was increased by $206,475. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENT
--------------------------------------------------------------------------------
                                                                    (Continued)
DECEMBER 31, 2000

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended December 31, 2000, the Portfolio purchased $31,689,300 of investment securities and sold $20,554,861 of investment securities other than short-term investments.

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK

    The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

    From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

--------------------------------------------------------------------------------
6. CORPORATE EVENT

    The merger of J.P. Morgan & Co. Incorporated, the former parent company of the Portfolio's advisor, J.P. Morgan Investment Management, Inc. ("JPMIM"), with and into The Chase Manhattan Corporation was consummated on December 31, 2000. J.P. Morgan Chase & Co. will be the new parent company of JPMIM, which will continue to serve as the Portfolio's advisor.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan International Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan International Opportunities Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1996 were audited by other independent accountants whose report dated February 14, 1997 expressed an unqualified opinion on that statement.

PricewaterhouseCoopers LLP
New York, New York
February 5, 2001

[back cover]

J.P. MORGAN SERIES TRUST II PORTFOLIOS
       Bond Portfolio
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       International Opportunities Portfolio
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       Small Company Portfolio
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       U.S. Disciplined Equity Portfolio
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       For more information on the J.P. Morgan
           Series Trust II Portfolios, call
           Funds Distributor, Inc. at (888) 756-8645.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                     MAILING
500 Stanton Christiana Road                                    INFORMATION
Newark, Delaware 19713-2107

IN-ANN-24661